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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        October 9, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
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        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure

     Merrill Lynch & Co., Inc. plans to announce third-quarter 2002 operating results on Wednesday, October 16, 2002. Thomas H. Patrick, chief financial officer, plans to host a conference call that day at 10 a.m. (EDT) to review these results with the investment community. The general public is invited to listen to the call by dialing (888) 810-0245 (domestic U.S.) or (706) 634-0180 (international), or via a live audio webcast at www.ir.ml.com. A replay will be available shortly after the call at the same web address.


                                     * * *

     Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, actions and initiatives taken by both current and potential competitors, the effect of current, pending and future legislation and regulation, and the other risks detailed in Merrill Lynch's reports on Form 10-K, Form 10-Q and Form 8-K. Accordingly, investors are cautioned not to place undue reliance on forward-looking statements. Merrill Lynch does not undertake to update forward-looking statements to reflect circumstances or events that arise after the date the forward-looking statement was made. Investors should, however, consult any further disclosures of a forward-looking nature Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.








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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   MERRILL LYNCH & CO., INC.
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                                                         (Registrant)




                                               By: /s/ Judith A. Witterschein
                                                  ----------------------------
                                                       Judith A. Witterschein
                                                       Corporate Secretary



Date:   October 9, 2002




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